Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), Paul M Zlotoff, Principal Executive Officer of the Company, Joel Schwartz, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Paul M Zlotoff
Principal Executive Officer,
General Partner of P.I. Associates Limited Partnership
President & Director of GP P.I. Associated Corp.

s/s Joel Schwartz
Joel Schwartz
Principal Financial Officer of Uniprop, Inc.

November 12, 2008